SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 11, 2003

                           Commission File No. 1-11781

                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)

           Ohio                                         31-0676346
-------------------------------                ---------------------------------
 (State or other jurisdiction                 (IRS Employer Identification No.)
       of Incorporation)

            7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (937) 428-6360

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 11, 2003, Dayton Superior Corporation issued a press release containing summary financial results for the third quarter, first nine months of 2003, and a commitment to increase line of credit. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               DAYTON SUPERIOR CORPORATION



                               By: /s/Thomas W. Roehrig
                                   --------------------
                                   Name: Thomas W. Roehrig
                                   Title: Vice President, Corporate Accounting

Date:  November 11, 2003